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                                  FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         	GAMING VENTURE CORP., U.S.A.
           	(Exact name of registrant as specified in its charter)

    	NEVADA	                                      22-3378922
	 (State of Incorporation)         	(I.R.S. Employer Identification No.)

   177 Main Street, Suite 312, Fort Lee, NJ                      07024
   (Address of principal executive offices)	                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                    - None-

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check
the following box.	[  ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.		[  ]


Securities to be registered pursuant to Section 12(g) of the Act:

                                              Name of each exchange on which
Title of each class to be so registered	      each class is to be registered

	Common Stock, par value $.001                              	None

Item 1.   Securities to be Registered.
See "Description of Securities" in the Company's Registration Statement on Form S-1 (File No. 33-98184) which is hereby incorporated by reference.

Item 2.   Exhibits

	I.	(a)	Articles of Incorporation, as amended
  		(b)	Bylaws


See "Exhibits" in the Company's Registration Statement on Form S-1 (File No. 33-98184) which is hereby incorporated by reference.



                                SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           GAMING VENTURE CORP., U.S.A.

										                                 /s/Alan Woinski
		                                         --------------------------------
                                      					By:   Alan Woinski, President

Dated:   September 30, 1996